Exhibit 10.1

EXECUTION VERSION

VOTING AGREEMENT

This Voting Agreement (“Agreement”), dated as of June 20, 2023, is by and among CB Neptune Holdings, LLC, a Delaware limited liability company (“Parent”), NRS Merger Sub Inc., a Delaware corporation and a direct, wholly owned Subsidiary of Parent (“Merger Sub”) and the persons listed on the attached Schedule A who are signatories to this Agreement (each a “Stockholder” and collectively, the “Stockholders”).

RECITALS

WHEREAS, concurrently herewith, Quotient Technology Inc., a Delaware corporation (the “Company”), Parent and Merger Sub are entering into an Agreement and Plan of Merger (the “Merger Agreement”);

WHEREAS, as of the date of this Agreement, each Stockholder is the record or “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of the number of shares of Company Common Stock set forth next to such Stockholder’s name on Schedule A hereto, being all of the shares of the Company Common Stock owned of record or beneficially by the Stockholders as of the date of this Agreement (collectively, the “Owned Shares” and, together with any additional shares of Company Common Stock or other voting securities of the Company of which a Stockholder acquires record or beneficial ownership after the date of this Agreement, including by purchase, as a result of a stock dividend, stock split, recapitalization, combination, consolidation, reclassification, exchange or change of such shares, or other similar transaction, or upon exercise or conversion of any securities (including any equity awards), the “Covered Shares”);

WHEREAS, as a condition and inducement to the willingness of Parent and Merger Sub to enter into the Merger Agreement and to proceed with the Transactions, Parent, Merger Sub and the Stockholders are entering into this Agreement; and

WHEREAS, the Stockholders acknowledge that each of Parent and Merger Sub are entering into the Merger Agreement in reliance on the representations, warranties, covenants and other agreements of Stockholders set forth in this Agreement and would not enter into the Merger Agreement if the Stockholders did not enter into this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1. Certain Definitions. All capitalized terms that are used but not defined herein have the respective meanings ascribed to them in the Merger Agreement. For all purposes of and under this Agreement, the following terms have the following respective meanings:

(a) “Constructive Disposition” means, with respect to a security, a short sale with respect to such security, entering into or acquiring a derivative contract with respect to such security, entering into or acquiring a futures or forward contract to deliver such security or entering into any other hedging or other derivative, swap, “put-call,” margin, securities lending or other transaction that has or reasonably would be expected to have the effect of changing, limiting, arbitraging or reallocating the economic benefits and risks of ownership of such security.

(b) “Termination Date” means the earlier to occur of (i) the Effective Time, (ii) the termination of the Merger Agreement in accordance with its terms, (iii) the receipt of Company Stockholder Approval and the inspectors’ certification of the voting results thereat, and (iv) the date on which any amendment to the Merger Agreement is effected, or any waiver of the Company’s rights under the Merger Agreement is granted, in each case, without the prior written consent of the Stockholders, that (A) diminishes (in any amount) the Per Share Price to be received by the stockholders of the Company, (B) changes the forms of consideration payable to the stockholders of the Company, (C) extends the Termination Date or (D) imposes any additional conditions or obligations that would reasonably be expected to prevent or impede the consummation of the Merger or affect any of the material terms of Article II (The Merger; Effects of the Merger), Section 5.3 (No Solicitation); Article VII (Conditions to Consummation of the Merger) or the defined terms used in such Sections or Articles of the Merger Agreement.

(c) A Person will be deemed to have effected a “Transfer” of a security if such Person, whether voluntarily or involuntarily, directly or indirectly (i) offers, sells, pledges, encumbers, hypothecates, leases, assigns, gifts, grants an option with respect to, transfers, exchanges, tenders or disposes (by merger, by operation of law or otherwise, including by way of Constructive Disposition) of such security or any interest in such security, in each case, other than by testamentary disposition, (ii) creates or permits to exist any liens (other than Permitted Liens), (iii) deposits such security into a voting trust or enters into a voting agreement or arrangement or grants any proxy, power of attorney or other authorization with respect thereto that is inconsistent with this Agreement, or (iv) agrees or commits (whether or not in writing) to take any of the actions referred to in the foregoing clauses (i) through (iii).

2. Transfer Restrictions. From the date of this Agreement until the Termination Date, the Stockholders shall not Transfer (or cause or permit the Transfer of) any of the Covered Shares, or enter into any agreement relating thereto, except with Parent’s prior written consent; provided, however, that the Stockholders may Transfer the Covered Shares pursuant to any trust or will of such Stockholder or by the Laws of intestate succession, provided that, as a condition to any such Transfer, the transferee has agreed with Parent in writing to be bound by the terms of this Agreement and to hold such shares of Company Common Stock subject to all the terms and provisions of this Agreement. Any Transfer or attempted Transfer of any Covered Shares in violation of this Section 2 shall be null and void and of no effect whatsoever.

3. Agreement to Vote.

(a) From the date of this Agreement until the Termination Date, at every meeting of the stockholders of the Company (and at every adjournment or postponement thereof) to vote on any matter contemplated by this Agreement, Stockholders shall unconditionally and irrevocably vote, and shall cause or direct to be unconditionally and irrevocably voted, all of the Covered Shares in respect of which a holder of the Covered Shares is entitled to vote or instruct the voting of:

(i) in favor of the adoption of the Merger Agreement and each of the Transactions including the Merger;

(ii) in favor of the approval of any proposal to adjourn the meeting to a later date, if there are not sufficient affirmative votes (in person or by proxy) to obtain the Company Stockholder Approval on the date on which such meeting is held;

(iii) against (A) any action or agreement that would reasonably be expected to result in a breach of the Merger Agreement or result in any condition set forth in Article VII of the Merger Agreement not being satisfied on a timely basis, (B) any Acquisition Proposal or approval of any other proposal, transaction, agreement or action, without regard to the terms of such proposal, transaction, agreement or action, made in opposition to or in competition with, or that would reasonably be expected to prevent, delay or impede the consummation of, the Transactions; and

(iv) in favor of any other matter or action necessary to or in furtherance of the consummation of the Transactions.

(b) From the date of this Agreement until the Termination Date, if requested by Parent, each Stockholder shall execute and deliver to Parent a written consent with respect to the Covered Shares (in respect of which a holder of the Covered Shares is entitled to vote or instruct the voting of) approving any matter referenced in sub-clause (i), (ii), or (iv) of Section 3(a) and against the approval of any matter referenced in sub-clause (iii) of Section 3(a). Unless requested by Parent to execute and deliver a written consent in accordance with the first sentence of this Section 3(b), the Stockholders agree not to execute or deliver a written consent relating to any of the matters referenced in sub-clause (i), (ii), (iii) or (iv) of Section 3(a).

(c) The Stockholders shall appear, in person or by proxy, at each meeting of the stockholders of the Company or adjournment or postponement thereof (or otherwise cause its Covered Shares (in respect of which a holder of the Covered Shares is entitled to vote or instruct the voting of) to be counted as present thereat) for purposes of calculating a quorum and to vote on any matter contemplated by this Agreement. The Stockholders shall vote or cause to be voted all Covered Shares (in respect of which a holder of the Covered Shares is entitled to vote or instruct the voting of) in accordance with this Section 3.

4. Representations and Warranties of Stockholder. Stockholders hereby represents and warrants to the other parties hereto as follows:

(a) Power; Organization; Binding Agreement. Each Stockholder has full capacity to execute and deliver this Agreement and to perform such Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by each Stockholder, and, assuming due authorization, execution and delivery by Parent and Merger Sub, this Agreement is enforceable against each Stockholder in accordance with its terms, except that such enforceability may be limited by the bankruptcy and equity exceptions as described in Section 3.2 of the Merger Agreement.

(b) No Conflicts. None of the execution and delivery by Stockholders of this Agreement, the performance by each Stockholder of its obligations hereunder or the consummation by Stockholders of the transactions contemplated hereby will (i) require any consent or approval under, or result in a violation or breach of, any agreement to which a Stockholder is a party or by which a Stockholder may be bound, including any voting agreement or voting trust, (ii) result in the creation of any lien (other than Permitted Liens of the type contemplated by clauses (iv), (ix), (xiii) and (xiv) of the definition thereof) on any of the assets or properties of a Stockholder, or (iii) violate any applicable Law or Order.

(c) Ownership of Covered Shares. Each Stockholder is the record or beneficial owner of such Stockholder’s Covered Shares. Each Stockholder’s Covered Shares are free and clear of any liens (other than Permitted Liens of the type contemplated by clauses (iv), (ix), (xiii) and (xiv) of the definition thereof) that would materially and adversely affect the ability of such Stockholder to perform its obligations under this Agreement and no person has a right to acquire any of such securities. As of the date of this Agreement, except as set forth on Schedule A, other than the Owned Shares, Stockholders do not own beneficially or of record any (i) shares of capital stock or voting securities of the Company, (ii) securities of the Company convertible into or exchangeable for shares of capital stock or voting securities of the Company or (iii) options or other rights to acquire from the Company any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company. For the avoidance of doubt, if any such Stockholder owns any securities of the type described in clauses (ii) and (iii) of the preceding sentence, such Stockholder will not be required hereunder to exercise, convert, exchange or take any other action to otherwise accelerate such securities or rights with respect thereto.

(d) Voting Power. Stockholders have the requisite voting power, power of disposition, power to issue instructions with respect to the matters set forth herein, and power to agree to all of the matters set forth in this Agreement necessary to take all actions required under this Agreement, in each case with respect to all of the securities subject to this Agreement owned beneficially or of record by Stockholders, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and those arising under the terms of this Agreement.

(e) Reliance by Parent and Merger Sub. Each Stockholder understands and acknowledges that each of Parent and Merger Sub is entering into the Merger Agreement in reliance upon each Stockholder’s execution and delivery of this Agreement.

(f) Consents and Approvals. The execution and delivery of this Agreement by Stockholders does not, and the performance by such Stockholder of its obligations under this Agreement and the consummation of the transactions contemplated hereby will not, require such Stockholder to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Governmental Entity, except in each case for filings with the SEC or where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings and notifications, would not, either individually or in the aggregate, prevent or delay the performance by such Stockholder of any of its obligations hereunder.

(g) No Inconsistent Agreements. Each Stockholder hereby represents, covenants and agrees that, except as contemplated by this Agreement, Stockholder (a) has not entered into, and shall not enter into at any time prior to the Termination Date, any voting agreement or voting trust with respect to any of such Stockholder’s Covered Shares and (b) has not granted, and shall not grant at any time prior to the Termination Date, a proxy or power of attorney with respect to any of such Stockholder’s Covered Shares, in either case, that is inconsistent with such Stockholder’s obligations pursuant to this Agreement.

5. Spousal Consent. If Stockholder is a married individual and any of his, her or their Owned Shares constitutes community property or otherwise need spousal or other approval for this Agreement to be legal, valid and binding, Stockholder shall deliver to Parent, concurrently herewith, a duly executed consent of such Stockholder’s spouse, in the form attached hereto as Schedule B.

6. Stop Transfer Instructions. At all times commencing with the execution and delivery of this Agreement and continuing until the Termination Date, in furtherance of this Agreement, each Stockholder hereby authorizes the Company or such Stockholder’s counsel to instruct its transfer agent to put in place a stop transfer order with respect to all of the securities of the Company held of record by such Stockholder (and that this Agreement places limits on the voting and transfer of).

7. Termination. This Agreement and all rights and obligations of the parties hereunder and thereunder, will terminate and have no further force or effect as of the Termination Date; provided, that, this Section 7 and Section 8 shall survive the termination of this Agreement. Notwithstanding the foregoing, nothing set forth in this Section 7 or elsewhere in this Agreement relieves either party hereto from liability, or otherwise limits the liability of either party hereto, for any willful and material breach of this Agreement prior to such termination.

8. Miscellaneous.

(a) Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties hereto further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

(b) Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties, except that Parent may assign, in its sole discretion, any or all of its rights, interests and obligations under this Agreement to any affiliate of Parent, but no such assignment shall relieve Parent of its obligations under this Agreement if such assignee does not perform such obligations. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective successors and assigns. Any purported assignment of this Agreement without the consent required by this Section 8(b) is null and void.

(c) Amendment and Modification; Waiver. This Agreement may be amended or waived by any party hereto only by action taken or authorized by or on behalf of such party’s board of directors or equivalent governing body (or duly authorized committee thereof), if such party is other than a natural person, and only if such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective. Any failure of any of the parties to comply with any obligation, covenant, agreement or condition in this Agreement may be waived by any of the parties entitled to the benefit thereof only by a written instrument signed by each such party granting such waiver. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable Law or in equity.

(d) Specific Performance. The parties hereto acknowledge and agree that (i) irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the parties hereto do not perform the provisions of this Agreement (including any party failing to take such actions as are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions; (ii) the parties hereto will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically the terms and provisions hereof; (iii) the provisions of this Section 8(d) are not intended to and do not adequately compensate the Company, on the one hand, or the Stockholder, on the other hand, for the harm that would result from a breach of this Agreement, and will not be construed to diminish or otherwise impair in any respect any party hereto’s right to an injunction, specific performance and other equitable relief. The parties hereto agree not to raise any objections to (1) the granting of an injunction, specific performance or other equitable relief to prevent or restrain breaches or threatened breaches of this Agreement by the Company, on the one hand, or the Stockholder, on the other hand; and (2) the specific performance of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants, obligations and agreements of the Company pursuant to this Agreement. Any party hereto seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with such injunction or enforcement, and each party hereto irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security.

(e) Notices. All notices and other communications hereunder must be in writing and will be deemed to have been duly delivered and received hereunder (i) four (4) Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid; (ii) one (1) Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; or (iii) immediately upon delivery by hand or by electronic mail (if the sender does not receive written or electronic notification of delivery failure), in each case to the intended recipient as set forth below:

if to the Stockholders, to the address for notice set forth on Schedule A hereto.

if to Parent or Merger Sub, to:

CB Neptune Holdings, LLC

545 Washington Blvd

Jersey City, NJ 07310

Email:             wredmond@neptuneretailsolutions.com

Attention:       William Redmond

with a copy (which will not constitute notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison, LLP

1285 Avenue of the Americas

New York, NY 10019

Email:             jmarell@paulweiss.com; sstasny@paulweiss.com

Attention:       Jeffrey D. Marell; Sarah Stasny

if to the Company, to:

Quotient Technology Inc.

1260 East Stringham Avenue, Sixth Floor

Salt Lake City, Utah 84106

Email:             cchen@quotient.com

Attention:       Connie Chen

with a copy (which will not constitute notice) to:

Paul Hastings LLP

101 California Street, 48th Floor

San Francisco, CA 94111

Email:             mikekennedy@paulhastings.com;

 stevecamahort@paulhastings.com

Attention:       Mike Kennedy and Steve Camahort

Any notice received at the addressee’s location on any Business Day after 5:00 p.m., addressee’s local time, or on any day that is not a Business Day will be deemed to have been received at 9:00 a.m., addressee’s local time, on the next Business Day. From time to time, any party hereto may provide notice to the other parties hereto of a change in its address or e-mail address through a notice given in accordance with this Section 8(e), except that that notice of any change to the address or any of the other details specified in or pursuant to this Section 8(e) will not be deemed to have been received until, and will be deemed to have been received upon, the later of the date (A) specified in such notice; or (B) that is five (5) Business Days after such notice would otherwise be deemed to have been received pursuant to this Section 8(e).

(f) No Third Party Beneficiaries. This Agreement is not intended to confer upon any person other than the parties hereto (and their respective successors and permitted assigns) any rights (legal, equitable or otherwise) or remedies, whether as third-party beneficiaries or otherwise.

(g) Governing Law. This Agreement and all actions, proceedings, causes of action, claims or counterclaims (whether based on contract, tort, statute or otherwise) based upon, arising out of or relating to this Agreement or the actions of the Company or the Stockholder in the negotiation, administration, performance and enforcement thereof (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in connection with this Agreement or as an inducement to enter into this Agreement), shall be governed by, and construed in accordance with the Laws of the State of Delaware, including its statutes of limitations, without giving effect to any choice or conflict of Laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws, including any statutes of limitations, of any jurisdiction other than the State of Delaware.

(h) Jurisdiction. Each of the parties hereto (a) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any Legal Proceeding relating hereto, for and on behalf of itself or any of its properties or assets, in accordance with Section 8(e) or in such other manner as may be permitted by applicable Law, and nothing in this Section 8(h) will affect the right of any party hereto to serve legal process in any other manner permitted by applicable Law; (b) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any other state or federal court within the State of Delaware) (the “Chosen Courts”) in the event that any dispute or controversy arises out of this Agreement or the transactions contemplated hereby; (c) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (d) agrees that any Legal Proceeding arising in connection with this Agreement or the transactions contemplated hereby shall be brought, tried and determined only in the Chosen Courts; (e) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (f) agrees that it shall not bring any Legal Proceeding relating to this Agreement or the transactions contemplated hereby in any court other than the Chosen Courts. Each party hereto agrees that a final judgment in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

(i) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY ACKNOWLEDGES AND AGREES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (C) IT MAKES THIS WAIVER VOLUNTARILY; AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8(I).

(j) Rules of Construction. The parties agree that they have been represented by legal counsel during the negotiation, execution and delivery of this Agreement and therefore waive the application of any Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

(k) Entire Agreement. This Agreement (together with the Merger Agreement, the other applicable Transaction documents in connection therewith) constitute the entire agreement among the parties hereto with respect to the subject matter hereof, and supersedes all other prior agreements and understandings, both written and oral, among the parties, with respect to the subject matter hereof.

(l) Interpretation.

(i) When a reference is made in this Agreement to an Article or a Section, such reference is to an Article or a Section of this Agreement unless otherwise indicated and references to “paragraphs” or “clauses” are to separate paragraphs or clauses of the Section or subsection in which the reference occurs. When a reference is made in this Agreement to a Schedule or Exhibit, such reference is to a Schedule or Exhibit to this Agreement, as applicable, unless otherwise indicated.

(ii) When used herein, (i) the words “hereof,” “herein” and “herewith” and words of similar import will, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement; and (ii) the words “include,” “includes” and “including” will be deemed in each case to be followed by the words “without limitation.”

(iii) Unless the context otherwise requires, “neither,” “nor,” “any,” “either” and “or” are not exclusive.

(iv) The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends and does not simply mean “if.”

(v) The meaning assigned to each capitalized term defined and used in this Agreement is equally applicable to both the singular and the plural forms of such term, and words denoting any gender include all genders. Where a word or phrase is defined in this Agreement, each of its other grammatical forms has a corresponding meaning.

(vi) Unless the context otherwise requires, all references in this Agreement to the Subsidiaries of a Person will be deemed to include all direct and indirect Subsidiaries of such Person.

(vii) Unless the context otherwise requires, any definition of or reference to any Law or any provision of any Law herein shall be construed as referring to such Law as from time to time amended, supplemented or modified, including by succession of comparable successor Laws and references to the rules and regulations promulgated thereunder or pursuant thereto.

(viii) The measure of a period of one month or year for purposes of this Agreement will be the date of the following month or year corresponding to the starting date. If no corresponding date exists, then the end date of such period being measured will be the next actual date of the following month or year (for example, one month following February 18 is March 18 and one month following March 31 is May 1).

(ix) References to “from” or “through” any date mean, unless otherwise specified, from and including or through and including such date, respectively.

(x) All references to time shall refer to New York City time unless otherwise specified.

(xi) The headings set forth in this Agreement are for convenience of reference purposes only and will not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision hereof.

(m) Expenses. Except as otherwise expressly provided in this Agreement or the Merger Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs or expenses (whether or not such transactions are consummated).

9. Counterparts. This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto, it being understood that all parties hereto need not sign the same counterpart. Any such counterpart, to the extent delivered by fax or .pdf, .tif, .gif, .jpg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each party hereto forever waives any such defense, except to the extent such defense relates to lack of authenticity.

10. No Agreement as Director or Officer. Each Stockholder has entered into this Agreement solely in the Stockholder’s capacity as the record or beneficial owner of the applicable Covered Shares (and not in any other capacity, including any capacity as a director or officer of the Company or its Subsidiaries). Nothing in this Agreement: (a) will limit or affect any actions or omissions taken by such Stockholder in such Stockholder’s capacity as a director or officer of the Company or its Subsidiaries, including in exercising rights under the Merger Agreement, and no such actions or omissions shall be deemed a breach of this Agreement; or (b) will be construed to prohibit, limit, or restrict such Stockholder from exercising such Stockholder’s fiduciary duties as a director or officer to the Company or its Subsidiaries.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

CB NEPTUNE HOLDINGS, LLC

Name:
Title:

NRS MERGER SUB INC.

Name:
Title:

[ ]

Name:
Title:

[ ]

Name:
Title:

[ ]

Name:
Title:

[Signature Page to Voting Agreement]

Schedule A

Stockholder Name	Owned Shares*	Address

*

If any additional shares of Company Common Stock are owned by any of the Stockholders as of the date of this Agreement, such shares shall be automatically deemed “Owned Shares” notwithstanding the contents of this Schedule A.

Schedule B

SPOUSAL CONSENT

The undersigned represents that the undersigned is the spouse of:                                               and that the undersigned is familiar with the terms of the Voting Agreement (the “Agreement”), entered into as of June 20, 2023, by and among CB Neptune Holdings, LLC, a Delaware limited liability company (“Parent”), NRS Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”), the undersigned’s spouse. The undersigned hereby agrees that the interest of the undersigned’s spouse in all property which is the subject of the Agreement shall be irrevocably bound by the terms of the Agreement and by any amendment, modification, waiver or termination signed by the undersigned’s spouse. The undersigned further agrees that the undersigned’s community property interest (if applicable) in all property which is the subject of the Agreement shall be irrevocably bound by the terms of the Agreement, and that the Agreement shall be binding on the executors, administrators, heirs and assigns of the undersigned. The undersigned further authorizes the undersigned’s spouse to amend, modify or terminate the Agreement, or waive any rights thereunder, and that each such amendment, modification, waiver or termination signed by the undersigned’s spouse shall be binding on the community property interest of undersigned in all property which is the subject of the Agreement and on the executors, administrators, heirs and assigns of the undersigned, each as fully as if the undersigned had signed such amendment, modification, waiver or termination.

Dated: , 2023
Name: